united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 6/30/20

Item 1. Reports to Stockholders.

altegris TRUSTED ALTERNATIVES. INTELLIGENT INVESTING.

June 30, 2020

The Altegris Mutual Funds

A Series of Northern Lights Fund Trust

Semi-Annual Report

Altegris/AACA Opportunistic Real Estate Fund

ADVISED BY

Altegris Advisors, L.L.C.

1200 Prospect Street

Suite 400

La Jolla, CA 92037

888.524.9441

www.altegris.com/mutualfunds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.altegris.com/mutualfunds, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

ALTEGRIS/AACA Opportunistic Real Estate Fund

January 1, 2020 – June 30, 2020

Fund Performance Summary

As shown in Figure 1, the Altegris/AACA Opportunistic Real Estate Fund’s (“Fund”) Class A (at NAV), Class I and Class N shares delivered returns over the six-months ended 6/30/2020 of 2.26%, 2.35%, and 2.29%, respectively. Meanwhile, the Dow Jones US Real Estate Total Return Index, and S&P 500 Total Return Index returned -13.58% and -3.08%, respectively. The Fund’s net assets under management totaled approximately $441 million as of June 30, 2020.

Figure 1: Altegris/AACA Opportunistic Real Estate Fund Performance Review

January 1, 2020 – June 30, 2020

			Quarterly Returns
	6-Mo	Since Inception*	Q2 2020	Q1 2020
Class A (NAV)	2.26%	11.92%	17.64%	-13.07%
Class A (max load)**	-3.63%	11.22%	10.90%	-18.08%
Class I (NAV)	2.35%	12.10%	17.70%	-13.05%
Class N (NAV)	2.29%	11.92%	17.67%	-13.07%
Dow Jones US Real Estate TR Index	-13.58%	7.69%	13.91%	-24.39%
S&P 500 TR Index	-3.08%	11.93%	20.54%	-19.60%

*	The inception date of the Predecessor Fund was February 1, 2011. Past performance is not indicative of future results. Returns for periods longer than one year are annualized.

**	The maximum sales charge (load) for Class A is 5.75%. Class A Share investors may be eligible for a reduction in sales charges.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.30% for Class A, 2.02% for Class I, and 2.17% for Class N per the Fund’s prospectus dated May 1, 2020.

It is important to note that the Fund inherited the track record of its predecessor, the American Assets Real Estate Securities, L.P. (“Predecessor Fund”), which was managed by AACA, the Fund’s sub-adviser. The Predecessor Fund was not registered under the Investment Company Act of 1940. The Predecessor Fund, since its inception on February 1, 2011, was managed by AACA in the same style, and pursuant to substantially identical real estate long-short strategies, investment goals, and guidelines, as are presently being pursued on behalf of the Fund by AACA as its sub-adviser.

The performance returns quoted for periods prior to 1/9/2014 is that of the Predecessor Fund (while it was a limited partnership) and is net of applicable management fees, performance fees, and other actual expenses of the Predecessor Fund. From its inception on February 1, 2011, the Predecessor Fund was not subject to the same investment restrictions, diversification requirements, limitations on leverage, and other regulatory or Internal Revenue Code restrictions of the Fund, which might have adversely affected its performance. In addition, the Predecessor Fund was not subject to sales loads that apply to certain classes of Fund shares, which would have reduced returns.

The performance data quoted here represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original costs. The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until December 31, 2020, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement will not exceed 1.80%, 1.55%, and 1.80% of average daily net assets attributable to Class A, Class I, and Class N shares, respectively, subject to possible recoupment in future years. Fund results shown reflect the waiver, without which the results would have been lower. A Fund’s performance, especially for very short periods, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call (888) 524-9441.

Effective September 8, 2016, the fund changed its name to the Altegris/AACA Opportunistic Real Estate Fund to more closely align with the investment objectives of the Fund. The principal investment strategies and risks have not changed.

Fund Overview

The Altegris/AACA Opportunistic Real Estate Fund seeks to provide total return through long-term capital appreciation and current income by investing, both long and short, in equity securities of real estate and real estate-related companies. The Fund seeks to achieve its goals by accessing an experienced long/short real estate manager, American Assets Capital Advisers (AACA). AACA focuses on quality assets in “A” quality locations1 and believes that over time, ownership of high-quality real estate creates the potential for durable inflation-hedged income. From a fundamental standpoint, AACA believes real estate performs better over periods when it is more difficult to supply, demand is less cyclical, and tenants are reluctant to leave. Rather than mimicking exposures like an index, the Fund is heavily over-weighted in segments that share these four characteristics:

●	Oligopoly or duopoly real estate structure

●	High barriers to entry for new owners/developers

●	High barriers to exit for tenants

●	Secular demand drivers underlying the user side of the business

AACA believes the combination of these four characteristics (or some subset) creates a competitive landscape in which tenants have fewer options to move or play one building owner against another. AACA has found that properties with these characteristics command higher occupancy rates and better rents, which in turn, help to create more valuable portfolios for shareholders through enhanced dividends and higher real estate values.

Drivers of Fund Performance

The primary drivers of performance in the first half of 2020 were data centers, communications infrastructure, and lodging stocks. The most significant detractors were gaming, golf, and retail stocks.

[1]	This assessment reflects the opinion and view of AACA based on their proprietary evaluation methods and is not based on any nationally recognized rating entity or real estate value standards.

Figure 2: Performance Attribution by Segment | January 1, 2020 – June 30, 2020

Data Centers
7.24%
Communications Infrastructure
3.36%
Lodging
1.86%
Industrial
1.22%
Real Estate Technology
0.43%
Lab Space
-0.08%
Housing
-0.09%
Office
-0.17%
Diversified
-0.29%
Excess Mortgage Servicing Rights
-0.39%
Storage
-0.42%
Infrastructure
-0.43%
Single Family Rental
-0.44%
Health Care
-0.65%
Funeral Services
-0.75%
Manufactured Homes
-1.02%
Retail
-1.46%
Golf
-1.78%
Gaming
-3.86%
-5%
-1%
3%
7%
11%

Performance attribution reflects a weight-adjusted allocation based on segment exposure to account for fees, and an expense for Class A. Past performance is not indicative of future results.

The Fund’s top five attributors this year were: GDS Holdings Ltd. (“GDS”), Switch, Inc. (“SWCH”), Crown Castle International Corp. (“CCI”), American Tower (“AMT”), and SBA Communications Corp. (“SBAC”).

●	GDS Holdings, Ltd. (“GDS”) (Data Centers) – GDS is a developer and operator of data centers in the People’s Republic of China (PRC). GDS operates as a private carrier and is cloud-neutral, which enables its customers to connect to all PRC’s telecommunications carriers and to access a number of the PRC’s cloud service providers, whom it hosts in its facilities. GDS serves more than 600 customers, including top Chinese companies such as Alibaba, Tencent, and Baidu. The PRC is an emerging market with a robust pipeline of data center demand growth that GDS is well-positioned to capture and cross-connect clients to the USA with their strategic partnership with CyrusOne, a USA based data center operator. GDS is the fastest-growing company we own. Additionally, data centers have fared well in the COVID-19 environment as work-from-home, and stay-at-home orders have increased data usage.

●	Switch, Inc. (“SWCH”) (Date Centers) – SWCH owns and develops purpose-built high-tech data centers that boast more than 500 issued and pending patents on their data center designs which hold the highest reliability ratings in the industry. We have toured the assets and visited with management, and consider them to be among the best, globally. SWCH has proven to be an excellent operator, and we believe the stock will do well in the COVID environment.

●	Crown Castle International (“CCI”) (Cell Towers) – CCI owns and operates more than 40,000 sell towers and about 65,000 route miles of fiber supporting small cells and fiber solutions throughout the USA. With the coming 5G technological advancement, the push for autonomous vehicles, and the general insatiable appetite for data growth in this country, we are constructive on CCI’s growth.

●	American Tower (“AMT”) (Cell Towers) – AMT is the largest and most diverse cell tower operator in the world, with a portfolio of about 100,000 sites across 14 countries. AMT has been the most aggressive operator in international expansion, with about 1/3 of revenue coming from outside the US. International markets are typically 5-10 years behind the US market in carrier investment and mobile penetration. As such, international markets have been growing faster than domestic markets over the past few years. AMT targets AFFO growth in mid-teens (organic growth is high-single-digit returns the rest from acquisitions), and a robust underwriting discipline can generate long-term value for shareholders.

●	SBA Communications Corp. (“SBAC”) (Communications Infr.) – SBAC is the smallest and fastest-growing cell tower operator with a portfolio of about 25,000 towers, primarily in the Americas and Asia. The company continues to produce strong operating results and rapid growth. While the company consistently posts strong operating results, it is sensitive to foreign currency translation and benefits additionally from a weakening U.S. dollar and strengthening emerging market currencies. We believe the strong operating performance will outpace any currency fluctuations in the long run. Additionally, communication networks have fared well in the COVID-19 environment, and work-from-home and stay-at-home orders have increased data communication usage.

The portfolio’s top five detractors this year were: Wynn Resorts, Ltd. (“WYNN”), Drive Shack, Inc. (“DS”), Las Vegas Sands (“LVS”), Simon Property Group (“SPG”), and MGM Resorts International (“MGM”).

●	Wynn Resorts, Ltd. (“WYNN”) (Gaming) – WYNN is a US-based gaming company with the majority of its exposure in Macau and, to a lesser extent, Las Vegas. Gross gaming revenue and the stock price have fallen significantly as properties closed in the COVID-19 outbreak. However, we are constructive on the stock now that properties have been successfully reopened, and travel restrictions are beginning to ease. Additionally, we believe Macau has a stronger ability than other gaming markets to recover from outbreaks.

●	Drive Shack, Inc. (“DS”) (Golf) – D.S. invests in and manages a variety of golf properties. The company has sold almost all its golf course and retained management of the courses. They are re-deploying the cash into new Drive Shack locations. We have done extensive research on the competitor, Top Golf, and extensively understand its property level financials. In short, a $1 invested into a D.S. should be worth $2 or more if they are as successful as Top Golf. Cash and assets under development are about $6 per share. The stock has traded down in the quarter as all non-essential businesses were closed in the COVID-19 outbreak, but we believe the investment thesis is largely intact.

●	Las Vegas Sands Corp. (“LVS”) (Gaming) – LVS is a US-based gaming company with most of its exposure in Macau and, to a lesser extent, Singapore and Las Vegas. We believe LVS is the most diversified gaming company with the best balance sheet. Similar to MGM and WYNN, we believe the stocks are oversold, and we are constructive on the sector as travel restrictions are easing.

●	Simon Property Group (“SPG”) (Malls) (Short Position) – SPG is the largest developer, owner, and operator of shopping malls in the USA. We were short shopping malls during the quarter as we believe retail and shopping malls will be especially hard hit but the COVID-19 lock-down and retailer bankruptcies. This short position moved against us as the entire market rallied in the quarter.

●	MGM Resorts (“MGM”) (Gaming) – MGM is a US-based gaming company with significant exposure in Macau. Similar to the other gaming stocks we own (WYNN and LVS), gaming stocks sold off in the quarter; however, we are constructive on the stock now that properties have been successfully reopened, and travel restrictions are beginning to ease. MGM has proven to be an excellent operator.

Outlook

The Fund is up +2.26% year-to-date (YTD), outperforming the Dow Jones US Real Estate Total Return Index (DJUSRE) at -13.87% and the Morningstar Real Estate Category at -16.19%. The Fund is currently ranked in the top 1% in the one-year, three-year, and five-year periods and is in the top 2% in the YTD period. While we are not pleased with the absolute performance, we are pleased with the Fund’s performance relative to the DJUSRE’s double-digit negative YTD return. The Fund has done much better than the category in the recent turmoil. We constantly revise our GNP and interest rate expectations in this fluid market environment and adjust our gross and net exposure accordingly. We will not, however, change our strategy of seeking out companies that are as close to monopolies as possible. For instance, we would not buy a sector or stock we would not have owned in normal times purely because it is cheap.

Here is where we think we are now. We estimate that the U.S. economy is already in a steep recession based on the Bureau of Labor Statistics’ assessment of 11.1% unemployment at quarter-end. The government response has been swift, large-scale, and largely effective. Overall, the direct fiscal impact of the $2.2T (CARES) of fiscal support and the $4T in fed support add up to about 1/3 of the U.S. economy’s annual output. Unemployment benefit extensions and increases currently support the US economy. We anticipate a new fiscal stimulus bill in the next 60 days to supplement the CARES act. If we benchmark January 31, 2020, as a ’Stable Run Rate,’ the question is when and how do we return as a global economy to that point? The question is difficult to answer; it is a function of healthcare and politics rather than economics. Here is how we think these five most impacted sectors make progress in returning to normal.

Real Estate Sector	YTD Total Return (6/30/20)[2]
1. Apartments (FTSE NAREIT Apartments Sub Sector Total Return Index)	-21.49%
2. Lodging (FTSE NAREIT Lodging/Resorts Sector Total Return Index)	-48.65%
3. Health Care (FTSE NAREIT Health Care Property Sector Total Return Index)	-25.38%
4. Retail (FTSE NAREIT Retail Property Sector Total Return Index)	-36.81%
5. Office (FTSE NAREIT Office Sub Sector Total Return Index)	-24.51%

We think lodging/gaming and apartments are experiencing largely cyclical downturns and will recover fully over time (no structural damage). However, retail, healthcare, and offices, in our opinion, will not fully recover because of structural changes that will damage these sectors. Let’s first cover the sectors we believe will recover.

●	Apartments. COVID affected tenants have applied for enhanced unemployment benefits, and their employers can, in many cases, apply for paycheck protection. Nonetheless, many tenants are not paying rents. There are myriad reasons for this, but panic and cash flow timing are most relevant, in our opinion. Generally, we do not think apartment owners will ever get that rent back. We are assuming 25% of rents are gone for 90

[2]	Source: Bloomberg

days. Longer-term, we think this sector will be fine. There is no oversupply, and people need a place to live. This segment experienced a sprain.

●	Lodging/Gaming – Assets are reopening in waves with many complications. It is operationally ugly as some parts of these hotels and casinos are open with others closed, and both guests and staff are masked. Gyms and restaurants are a mixed bag, with some limited by restrictions. Limited service/drive to lodging is doing better than a full-service luxury as the interior logistics work better. Typically, travelers stay at 4- and 5-star assets for the amenity package, which may be offline. Travel, including air, is about 10% of the U.S. Economy, so the U.S cannot get back to pre-COVID economic levels without a return of this critical industry. We estimate that hotel occupancy is at about 30-60% and seems to be rebounding by about 10% per week. In some markets, large chains like MAR and HLT have been slow to reopen while independent hotels have moved more rapidly. This has created bizarre submarkets where open hotels are 100% booked. We can’t opine on when the return to normal will occur, but we believe that behavior is not going to change permanently. This is a broken bone. Macau is open and just starting to regain footing with June’s GGR at a run rate of about $90M/mo., which is 97% less than normal. Vegas is also open and probably six months behind Macau in trajectory.

●	Health care – The population of older people in these assets – assisted living and skilled nursing – are particularly vulnerable. Owners are doing all they can to protect residents. It is unclear at this point where this goes in terms of morbidity and census. Skilled nursing has been particularly hard hit with a very frail population. Assisted living and senior housing (most of the REIT assets) have stopped all tours, and hence leasing has stopped while costs have escalated. So, occupancy is dropping, and EBITDAR margins are collapsing. This is also on the heels of a business that was over-supplied. We do not think the sector is permanently damaged, but this is not a sprain or even a broken bone, it’s a car wreck leading to traction and rehab. We believe forward supply will diminish and 2-3 years out, these assets will be stable.

Now on to sectors that we think are permanently impaired

●	Retail – This is the most complicated of the directly impacted areas. Small and medium businesses with customer-facing businesses have been closed for 2-5 months and are typically month to month on cash flow. They are generally not paying rent. The CARES act puts $350B in forgivable loans into the system. This crisis has greatly exacerbated the pain felt in retail before its inception. It is complicated at the ground level in that a landlord may have thousands of troubled tenants, all of whom need rent relief. Given the long duration of typical leases and GAAP accounting, it is possible to see rent holidays becoming rent deferrals paid back in the latter part of existing leases.

●	Additionally, we see many large chain casual dining tenants re-negotiating lower rents based on the idea that they cannot return to prior levels of volume. H&M, Forever 21, Brooks Brothers, Macy’s, JCP, and dozens of other retailers are in chapter 11 or drastically reducing store counts. We think that 2/3 of the malls in the US are in trouble, and 1/3 are likely to fail. Food and drug stores are the sole positive on this front, but many food and drug anchored strip centers also contain customer-facing tenants (salons, barbershops, gyms) that are struggling. COVID has accelerated the Amazon effect, which is basically cancer for physical retail, and many non-eCommerce users are now online buyers. When ’stable run rate’ returns, we don’t think retail makes a full recovery. We see permanent oversupply, reductions in rents, and rising cap rates for assets decreasing asset values, cash flow, and NAVs.

●	Office – this sector has experienced a fundamental shift in how employees and employers view functional utility. Small amounts of people have been working from home for years; consultants, sales reps, and others, but it has been estimated to be about 8 million people or about 5.2% of Americans, according to the US Census. This experiment has flipped that concept – Gallup Polls estimates that 62% of Americans were working from home (WFH) on March 30, 2020, and in our opinion, 10-15% of the office labor force won’t return to the office. This is a massive number. Industry experts estimate New York office space will be 20%[3] vacant, and if we remove 10-15% of space demand due to WFH, we think rental increases are going to become rent decreases. Combined with declines in occupancy, escalating expenses, and falling same-store NOI, office space is likely to enter a long-term secular decline. In our opinion, this decline will lead to rising cap rates (from 4% now) as property investors need to reprice assets that are declining in value. We cannot understate how big of a deal this is for institutional investors globally. Most direct investors buy office, apartments, retail, and industrial in their core programs, with office space being the largest allocation at 25-40%. As this sector’s cash flow declines, debt will become more expensive and less available and lead to a negative feedback loop as price impairment feeds on itself, fueling large write-downs. In our opinion, we think this will play out most violently in large, vertical, public transport dependent central business districts, like NY.

We do not own any securities focused on retail, apartments, or healthcare. We have recently added gaming and shorted office – in roughly equal measures.

Here is what we are doing: About 70-80% of our assets are ‘offline’ to COVID-19, in our opinion. Our largest allocations are 23% global data centers, 20% global telecommunications networks and systems, 8% wet lab space, 15% critical global infrastructure, and 2% medical offices. We believe that these sectors will experience no direct impact and, at the margin, may experience additional demand for their assets. These characteristics have presented themselves in our performance so far.

Overall, we think REITs and real estate stocks are attractively valued with a 6.4% discount to NAV4 on the SNL US REIT Equity Index, and the average REIT was trading at a 19.7% discount to NAV. Historically this discount has been a harbinger of attractive returns over the forward 125 trading days. This crisis, however, has widened the relative performance between various sectors within real estate – specific to the implied COVID-19 impact. We also believe that, as the sell-side catches up to the changes in underlying fundamentals (which will continue to unfold over the remainder of the year), NAV estimates will be revised. Certain sectors will see downward revisions (retail, for instance), and other sectors will be revived upwards (data centers, for instance).

The Wave of Data

We believe demand for mobile data, data storage, and reliability, and data integration and movement are going to play out over perhaps a decade or more. For readers looking for more, we would encourage you to look at Cisco’s annual white paper or Ericson’s website. Depending on the methodology, time frame, location, and the nature of the technology measured, estimates range from 25% to 45% growth in global I.P. traffic per year for the next five years. This growth has enormous implications and drives 5G and connectivity. We have been harping on this for about five years now, so please forgive the repetitiveness. Both data centers (where all the data associated with these trends lives) and connectivity (how it gets back and forth to your devices) are great investment opportunities and key themes for our team. We have exposure to both data centers and communications networks (commonly referred to as tower REITs, but, since they also own distributed antenna systems, small cells, and fiber, we renamed the sector to communications

[3]	Land & Buildings “NY Office Market is Facing an Existential Hurricane”

[4]	Source: SNL Financial. Data based on SNL REIT Index (all REITs, market capitalization weighted)

networks). The communications networks have about 90% market share of macro towers in the U.S., effectively an oligopoly. Unlevered returns are high, tenants are physically incapable of leaving (absent merger), and SS/NOI runs mid-to-high single digits. The 5G rollout will take a decade and involve all four items above. On top of this, there will be a distributed network focused on low latency projects like autonomous vehicles. What’s not to love?

As for the data centers, it is nearly the same but with a twist. The data center business is segmenting into two sub-sectors: ‘cloud’ and ‘enterprise.’ The cloud business (AWS, MS Azure, Google Cloud, etc.) is expanding at a rapid clip, and the associated data centers are typically large, long-term, credit leases. After development and occupancy, these assets’ development yields have compressed to low double digits (~11%). Still an excellent business, but admittedly lower than the historical returns on assets (ROA), which have been 12% to 30% (with an average of 16%). Most data center companies traffic in both cloud and enterprise (or the more traditional business in which a company moves its on-site enterprise data to a third-party data center). Enterprise clients get better power, density, and redundancy at much lower costs. Enterprise is a slower sales cycle with smaller users but at much higher ROA and return on equity (ROE) than the cloud. We estimate the demand for colocation enterprise space is growing at about 15%, and demand for cloud space is growing at 10- 25% with wide differences in uptake timing. Not included in these numbers are the technologies of the near future, which we believe will drive an avalanche of data creation including (but not limited to): self-driving vehicles, artificial intelligence, big data, 5G mobile connectivity, virtual reality and augmented reality.

We have mostly oriented the portfolio towards those focused on the enterprise cloud. Switch, Inc. (SWCH) and GDS Holdings, Ltd. (GDS) are our two largest positions and cater to enterprise customers. Both companies have historically generated mid-to-high teens to low twenties unlevered ROA, and we believe both have great balance sheets and management. GDS, based in Shanghai, China, is the 800-pound gorilla in the region. AACA estimates GDS has about 40% market share with the next competitor at about 8%-10%. Their 2019 EBITDA growth estimates are about 50%, according to Bloomberg consensus estimates. For all the numbers here in the U.S. from Cisco, we think that a fair rule of thumb translation to the PRC is to double it, roughly.

We have about 15% of the portfolio in infrastructure which does not garner much attention from investors. This exposure includes toll roads and bridges, airports, water ports, power distribution, energy terminals, hydroelectric dams, solar power arrays, and wind farms. Most of this qualifies as ESG if you prefer to think that way. It is, admittedly, not as sexy as a data center; however, these assets are typically local or regional monopolies and carry both high ROA and year-over-year rent growth through inflation. There are only a handful of qualified buyer/operators, in our opinion, and we own Brookfield and Fortress Infrastructure, two of the larger public companies. These assets also generate attractive yields—5%-8%, on average. We added Fortress Infrastructure in mid-2019 and have a very bullish outlook for the company. We estimate EBITDA will roughly double in the next 3-4 years.

Valuation

Lastly, considering the Fund’s outperformance in the Q1 sell-off in the Q2 rally, one may wonder: Is the Fund overvalued relative to the index? We do not believe so.

●	The portfolio’s growth forecast is still multiples of the asset class at large. The Fund has an underlying FFO growth rate of 19.4% (AACA estimate using data from SNL Financial). In comparison, the RE sector (as measured by the SNL Equity REIT Index) has a growth rate of 5.5% (according to SNL Financial).

●	The portfolio’s valuation is near that of the asset class at large. The Fund is selling at 21.9x 2021 FFO AACA estimate using data from SNL Financial), and SNL Equity REIT Index is trading at 20.7x 2021 FFO (according to SNL Financial).

●	The portfolio is less levered than the aggregate leverage in the asset class. The SNL Equity REIT index carries an underlying leverage ratio of about 34.8% (according to SNL Financial), while the Fund’s leverage ratio is 19.6% (AACA estimate using data from SNL Financial).

So, put simply, for a 5.80% higher price (valuation), the Fund’s investments are significantly higher growth (about 4x higher, per SNL financial) with less risk (or leverage, per SNL Financial).

Many REITs’ prices have adjusted as more than 77% of the SNL REIT Index names traded at a discount to NAV at 6/30/2020. At quarter-end, the average REIT was trading at a 19.7% discount to NAV, which is almost always a harbinger of positive forward returns.

Recall that our focus is on ownership of companies that own real estate where the tenant is denied choice. This is most prevalent when some subset (or all) of these characteristics are in place:

1)	the sub-sector of real estate is a monopoly, duopoly, or oligopoly,

2)	there are high barriers to entry for new competitors,

3)	there are high barriers to tenants leaving/exiting buildings, and

4)	the basic underlying economics of the tenant’s business is healthy

We have found that when these four characteristics are present, companies in that space can potentially generate consistently higher same-store net operating income growth over long periods. Typically, 65% to 80% of the portfolio is invested in sectors and companies that exhibit these characteristics.

Sincerely,

Burland East, CFA

Chief Executive Officer

Sub-Adviser Portfolio Manager

American Assets Capital Advisers (AACA)

INDEX DEFINITIONS

Barclays US Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar-denominated. The index covers the US investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Dow Jones US Real Estate Total Return Index is the total return version of the Dow Jones US Real Estate Index and is calculated with gross dividends reinvested. The base date for the index is December 31, 1991, with a base value of 100. Investors cannot invest directly in an index.

The HFN Fixed Income (non-arbitrage) Index includes funds that are invested in fixed income instruments and tend to be long-biased holders of securities. Funds may employ long/short strategies attempting to benefit from under or overvalued fixed income securities. These funds may be highly leveraged. Investors cannot invest directly in an index.

HFRI Equity Hedge (Total) Index tracks funds that maintain positions both long and short in primarily equity derivative securities. Equity hedge managers would typically maintain at least 50% exposure, and may in some cases be entirely invested in equities – both long and short. HFRI Equity Hedge (Total) is a fund weighted index and reflects monthly returns, net of all fees, of funds that have at least $50 million under management or been actively trading for at least twelve months. Investors cannot invest directly in an index.

HFRI Fund of Funds Composite Index. The HFRI Fund of Funds Composite Index is an equally weighted hedge fund index, including over 650 domestic and off-shore funds of funds. Investors cannot invest directly in an index.

HFRX Equity Hedge Index is comprised of strategies that maintain positions both long and short, primarily in equity and equity derivative securities. HFRX Equity Hedge includes funds that have at least $50 million under management and a 24-month track record (typical). Investors cannot invest directly in an index.

The HFRX Fixed Income-Credit Index includes strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset-Backed, Capital Structure Arbitrage, Multi-Strategy, and other Relative Value and Event Driven sub-strategies. The index includes funds that have at least $50 million under management and a 24-month track record (typical). Investors cannot invest directly in an index.

HFRX Global Hedge Fund Index. Designed to be representative of the overall composition of the hedge fund universe, and is comprised of all eligible hedge fund strategies. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index includes funds that have at least $50 million under management and a 24-month track record (typical). Investors cannot invest directly in an index.

S&P 500 Total Return Index is the total return version of the S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the US equity markets. For the S&P 500 Total Return Index, dividends are reinvested daily, and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index. Investors cannot invest directly in an index.

GLOSSARY

Alpha. Alpha measures the non-systematic return, which cannot be attributed to the market. It shows the difference between a fund’s actual return and its expected return, given its level of systematic (or market) risk (as measured by beta). A positive alpha indicates that the fund has performed better than its beta would predict. Alpha is widely viewed as a measure of the value-added or lost by a fund manager.

Beta. Beta is a measure of volatility that reflects the tendency of a security’s returns and how it responds to swings in the markets. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

1142-NLD-8/7/2020

Altegris/AACA Opportunistic Real Estate Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2020

The Fund’s performance figures* for the periods ended June 30, 2020, compared to its benchmarks:

			Annualized
					Since Inception	Fund Inception
	Six Months	One Year	Three Year	Five Year	February 1, 2011	January 9, 2014
Altegris/AACA Opportunistic Real Estate Fund - Class A	2.26%	15.87%	10.90%	11.12%	N/A	12.52%
Altegris/AACA Opportunistic Real Estate Fund - Class A with load **	(3.63)%	9.19%	8.73%	9.82%	N/A	11.50%
Altegris/AACA Opportunistic Real Estate Fund - Class I ***	2.35%	16.18%	11.18%	11.39%	12.10%	N/A
Altegris/AACA Opportunistic Real Estate Fund - Class N	2.29%	15.91%	10.91%	11.15%	N/A	12.53%
S&P 500 Total Return Index ****	(3.08)%	7.51%	10.73%	10.73%	11.93%	10.65%
Dow Jones US Real Estate Total Return Index *****	(13.87)%	(6.85)%	3.40%	6.30%	7.74%	7.76%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s estimated total operating expense ratios before waiver, per the Fund’s prospectus dated May 1, 2020, are 2.30%, 2.02%, and 2.17% for Class A, Class I, and Class N shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% imposed on purchases. Class A shares may be subject to a contingent deferred sales charge of up to 1.00% imposed on certain redemptions. All share classes are subject to a redemption fee of 1.00% of the amount redeemed if sold within 30 days of purchase. For performance information current to the most recent month-end, please call 1-888-524-9441.

**	Class A with load total return is calculated using the maximum sales charge of 5.75%.

***	The prior annual returns and performance track record that follows the Fund inception for Class I is that of the Predecessor Fund, American Asset Real Estate Securities Fund, L.P., which was managed by American Assets Investment Management, LLC, an affiliate and predecessor firm of AACA. The method used to calculate the Predecessor Fund’s performance differs from the Securities and Exchange Commission’s (“SEC”) standardized method of calculating performance because the Predecessor Fund employed monthly, rather than daily, valuation and this may produce different results. American Asset Real Estate Securities Fund, L.P. was not subject to certain investment restrictions, diversification requirements, limitations on leverage and other restrictions of the Investment Company Act of 1940 and of the Internal Revenue Code of 1986, as amended (“Code”), which if they had been applicable, might have adversely affected its performance.

****	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

*****	The Dow Jones US Real Estate Total Return Index is an unmanaged index considered to be representative of REITS and other companies that invest directly or indirectly in real estate, and reflects no deductions for fees, expenses or taxes. Investors cannot invest directly in an index.

Top Ten Holdings by Industry as of June 30, 2020*	% of Net Assets
Diversified	25.4%
Warehouse	17.3%
Telecommunications	15.3%
Trucking & Leasing	8.2%
Lodging	6.8%
Manufactured Homes	6.6%
Electric	5.7%
Office Property	4.8%
Commercial Services	4.0%
Apartments	3.2%
Other +	10.1%
Other Assets less Liabilities - Net	(1.8)%
Securities Sold Short	(5.6)%
100.0%

+	Other includes less than 3.2% weightings in Health Care, Investment Companies, Leisure Time, Real Estate, Shopping Centers and Storage.

Please refer to the Portfolio of Investments in this semi-annual report for a detailed listing of the Fund’s holdings.

Altegris /AACA Opportunistic Real Estate Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2020

Shares		Value
	COMMON STOCK - 107.3%
	COMMERCIAL SERVICES - 4.0%
24,809	CoStar Group, Inc. *	$17,631,012

	ELECTRIC - 5.7%
250,509	Brookfield Infrastructure Partners LP	10,298,425
311,899	Brookfield Renewable Partners LP	14,939,962
		25,238,387
	INVESTMENT COMPANIES - 0.3%
32,801	Brookfield Infrastructure Corp.	1,493,763

	LEISURE TIME - 1.4%
3,344,000	Drive Shack, Inc. *	6,186,400

	LODGING - 6.8%
221,131	Las Vegas Sands Corp.	10,070,306
589,358	MGM Resorts International	9,901,214
133,156	Wynn Resorts Ltd.	9,918,790
		29,890,310
	REAL ESTATE - 2.7%
766,667	IQHQ *^(a)(b)	12,032,302

	REITS-APARTMENTS - 3.2%
509,415	Invitation Homes, Inc.	14,024,195

	REITS-DIVERSIFIED - 25.4%
117,597	American Tower Corp. +	30,403,528
217,330	Crown Castle International Corp. +	36,370,176
25,447	Equinix, Inc.	17,871,428
1,003,590	New Residential Investment Corp. +	7,456,674
66,750	SBA Communications Corp. - Class A +	19,886,160
		111,987,966
	REITS-HEALTH CARE - 2.0%
142,367	Healthcare Realty Trust, Inc.	4,169,929
169,245	Healthcare Trust of America, Inc.	4,488,377
		8,658,306
	REITS-MANUFACTURED HOMES - 6.6%
234,215	Equity Lifestyle Properties, Inc.	14,633,753
108,518	Sun Communities, Inc.	14,723,722
		29,357,475
	REITS-OFFICE PROPERTY - 4.8%
130,610	Alexandria Real Estate Equities, Inc. +	21,191,473

	REITS-SHOPPING CENTERS - 0.6%
100,000	Brixmor Property Group, Inc.	1,282,000
100,000	Kimco Realty Corp.	1,284,000
18,145	Retail Opportunity Investments Corp.	205,583
		2,771,583

See accompanying notes to financial statements.

Altegris /AACA Opportunistic Real Estate Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
June 30, 2020

Shares				Value
	REITS-STORAGE - 3.0%
465,788	National Storage Affiliates Trust			$13,349,484

	REITS-WAREHOUSE - 17.3%
240,140	Americold Realty Trust			8,717,082
232,737	CyrusOne, Inc.			16,931,617
243,824	Innovative Industrial Properties, Inc.			21,461,388
77,853	Prologis, Inc.			7,266,020
323,069	Rexford Industrial Realty, Inc.			13,384,749
162,831	Terreno Realty Corp.			8,571,424
				76,332,280
	TELECOMMUNICATIONS - 15.3%
435,721	GDS Holdings Ltd. - ADR *+			34,709,535
1,848,333	Switch, Inc.			32,937,294
				67,646,829
	TRUCKING & LEASING - 8.2%
2,773,041	Fortress Transportation & Infrastructure Investors LLC			36,021,803

	TOTAL COMMON STOCK (Cost - $393,654,900)			473,813,568

	PREFERRED STOCK - 0.1%	Dividend Rate (%)	Maturity Date
	LEISURE TIME - 0.1%
43,544	Drive Shack, Inc. (Cost - $1,038,055)	8.375	Perpetual	659,692

	TOTAL INVESTMENTS - 107.4% (Cost - 394,692,955)			$474,473,260
	LIABILITIES IN EXCESS OF OTHER ASSETS - (7.4)%			(32,888,049)
	NET ASSETS - 100.0%			$441,585,211

	SECURITIES SOLD SHORT - (5.6)%
	COMMON STOCK - (5.6)%
	E-COMMERCE/SERVICES - (0.2)%
(15,559)	Zillow Group, Inc.			$(896,354)

	REITS-APARTMENTS - (0.6)%
(36,241)	Investors Real Estate Trust			(2,554,649)

	REITS-OFFICE PROPERTY - (4.2)%
(417,702)	Empire State Realty Trust, Inc.			(2,923,914)
(300,000)	Paramount Group, Inc.			(2,313,000)
(87,000)	SL Green Realty Corp.			(4,288,230)
(230,000)	Vornado Realty Trust			(8,788,300)
				(18,313,444)

See accompanying notes to financial statements.

Altegris /AACA Opportunistic Real Estate Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
June 30, 2020

Shares		Value
	REITS-SHOPPING CENTERS - (0.6)%
(100,000)	Brixmor Property Group, Inc.	$(1,282,000)
(100,000)	Kimco Realty Corp.	(1,284,000)
(18,145)	Retail Opportunity Investments Corp.	(205,583)
		(2,771,583)

	TOTAL SECURITIES SOLD SHORT (Proceeds - $23,164,639)	$(24,536,030)

ADR	American Depository Receipt

ETF	Exchange Traded Fund

REIT	Real Estate Investment Trust

Perpetual	Perpetual bonds are fixed income instruments without defined maturity dates.

*	Non-income producing security.

+	All or part of the security was held as collateral for securities sold short as of June 30, 2020. These securities amounted to $125,708,662.

^	Fair value was determined using significant unobservable inputs.

(a)	144a security.

(b)	Illiquid security.

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
Statement of Assets and Liabilities (Unaudited)
June 30, 2020

ASSETS
Investment in securities, at cost	$394,692,955
Investment in securities, at value	$474,473,260
Cash and cash equivalents	9,368,966
Receivable for securities sold	5,515,966
Receivable for Fund shares sold	1,014,917
Dividends and interest receivable	1,200,853
Prepaid expenses and other assets	304,552
TOTAL ASSETS	491,878,514

LIABILITIES
Securities sold short, at value (proceeds $23,164,639)	24,536,030
Due to broker	25,230,198
Payable for Fund shares redeemed	109,099
Investment advisory fees payable	388,652
Distribution fees (12b-1) payable	10,321
Payable to Related Parties	6,140
Accrued expenses and other liabilities	12,863
TOTAL LIABILITIES	50,293,303
NET ASSETS	$441,585,211

Net Assets Consist Of:
Paid in capital	$336,450,554
Accumulated earnings	105,134,657
NET ASSETS	$441,585,211

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$20,059,682
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,093,856
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a,b)	$18.34
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$19.46

Class I Shares:
Net Assets	$392,611,593
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	21,299,820
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$18.43

Class N Shares:
Net Assets	$28,913,936
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,575,525
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$18.35

(a)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchases with reinvested dividends and/or distributions).

(b)	Shares redeemed within 12 months after purchase will be charged a contingent deferred sales charge (“CDSC”) of up to 1.00%.

(c)	On investments of $25,000 or more, the sales load is reduced.

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2020

INVESTMENT INCOME
Dividends	$5,568,288

EXPENSES
Investment advisory fees	2,510,990
Short sale dividend expense	535,264
Interest expense	289,194
Distribution (12b-1) fees:
Class A	21,611
Class N	35,706
Registration fees	20,400
Administrative services fees	155,706
Transfer agent fees	48,336
Third party administrative services fees	170,264
Custodian fees	12,300
Legal fees	15,928
Professional fees	20,915
Audit fees	6,041
Accounting services fees	21,731
Printing and postage expenses	23,603
Trustees fees and expenses	11,745
Insurance expense	4,571
Other expenses	2,196
TOTAL EXPENSES	3,906,501

Less: Fees waived by the Advisor	(28,223)
NET EXPENSES	3,878,278

NET INVESTMENT INCOME	1,690,010

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT
Net realized gain/(loss) from:
Investments	18,301,881
Options contracts purchased	(561)
Options contracts written	70,312
Securities sold short	1,165,085
19,536,717
Net change in unrealized appreciation/(depreciation) from:
Investments	(7,811,014)
Securities sold short	1,917,619
(5,893,395)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT	13,643,322

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,333,332

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended	For the Year Ended
	June 30, 2020	December 31,
	(Unaudited)	2019

FROM OPERATIONS
Net investment income	$1,690,010	$2,654,566
Net realized gain from investments and securities sold short	19,536,717	8,468,929
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	(5,893,395)	106,618,317
Net increase in net assets resulting from operations	15,333,332	117,741,812

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid:
Class A	(50,665)	(308,528)
Class I	(1,768,062)	(7,147,541)
Class N	(65,564)	(681,770)
Net decrease in net assets from distributions to shareholders	(1,884,291)	(8,137,839)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold :
Class A	9,262,501	8,001,816
Class I	95,163,383	69,195,975
Class N	11,855,539	47,561,871
Net asset value of shares issued in reinvestment of distributions:
Class A	47,464	284,782
Class I	1,267,661	5,094,115
Class N	61,762	650,960
Payments for shares redeemed:
Class A	(4,751,401)	(14,830,687)
Class I	(46,383,765)	(67,757,505)
Class N	(13,289,535)	(41,197,098)
Redemption fee proceeds:
Class A	1,355	23
Class I	15,951	6,953
Class N	9,856	6,336
Net increase in net assets from capital share transactions	53,260,771	7,017,541

TOTAL INCREASE IN NET ASSETS	66,709,812	116,621,514

NET ASSETS
Beginning of Period	374,875,399	258,253,885
End of Period	$441,585,211	$374,875,399

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Six Months Ended	For the Year Ended
	June 30, 2020	December 31,
	(Unaudited)	2019

CAPITAL SHARE ACTIVITY
Class A
Shares Sold	533,731	504,891
Shares Reinvested	2,612	16,589
Shares Redeemed	(287,943)	(954,269)
Net increase/(decrease) in shares outstanding	248,400	(432,789)

Class I
Shares Sold	5,754,670	4,352,780
Shares Reinvested	69,423	294,932
Shares Redeemed	(2,752,430)	(4,300,065)
Net increase in shares outstanding	3,071,663	347,647

Class N
Shares Sold	670,849	2,753,213
Shares Reinvested	3,397	37,714
Shares Redeemed	(776,486)	(2,405,736)
Net increase/(decrease) in shares outstanding	(102,240)	385,191

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class A
	Six Months Ended		Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2020		December 31,	December 31,		December 31,		December 31,		December 31,
	(Unaudited)		2019	2018		2017		2016		2015
Net asset value, beginning of year/period	$17.97		$12.57	$16.02		$12.99		$11.56		$12.21
Income/(loss) from investment operations:
Net investment income (1)	0.06		0.09	0.04		0.06		0.01		0.07
Net realized and unrealized gain/(loss) on investments	0.36		5.68	(2.98)		3.02		1.45		(0.17)
Total income/(loss) from investment operations	0.42		5.77	(2.94)		3.08		1.46		(0.10)
Less distributions from:
Net investment income	(0.05)		(0.06)	—		(0.05)		(0.01)		(0.13)
Net realized gains	—		(0.31)	(0.51)		—		—		(0.42)
Return of capital	—		—	—		—		(0.02)		—
Total distributions	(0.05)		(0.37)	(0.51)		(0.05)		(0.03)		(0.55)
Redemption fees collected (2)	0.00		0.00	0.00		0.00		0.00		0.00
Net asset value, end of year/period	$18.34		$17.97	$12.57		$16.02		$12.99		$11.56
Total return (3,4)	2.32	% (10)	46.00%	(18.40)%		23.60%		12.65%		(0.60)%
Net assets, at end of year/period (000s)	$20,060		$15,191	$16,066		$14,610		$4,851		$6,402
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (6)	2.22	% (5, 9)	2.30%	2.97%		2.52%		3.38	% (5)	3.35	% (5)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (6)	1.81	% (5, 9)	1.78%	1.67%		1.73%		1.92	% (5)	1.92	% (5)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (6)	2.21	% (9)	2.30%	3.04	% (8)	2.59	% (8)	3.31%		3.23%
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (6)	1.80	% (9)	1.78%	1.73	% (8)	1.80	% (8)	1.80%		1.80%
Ratio of net investment income to average net assets (7)	0.72	% (9)	0.55%	0.26%		0.43%		0.11%		0.58%
Portfolio Turnover Rate	30	% (10)	36%	36%		34%		60%		70%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Represents the ratio of expenses to average net assets inclusive of the advisor’s recapture of waived/reimbursed fees from prior periods.

(9)	Annualized.

(10)	Not annualized.

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class I
	Six Months Ended		Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2020		December 31,	December 31,		December 31,		December 31,		December 31,
	(Unaudited)		2019	2018		2017		2016		2015
Net asset value, beginning of year/period	$18.08		$12.64	$16.05		$13.01		$11.57		$12.22
Income/(loss) from investment operations:
Net investment income (1)	0.08		0.14	0.09		0.09		0.04		0.03
Net realized and unrealized gain/(loss) on investments	0.35		5.70	(2.99)		3.02		1.45		(0.10)
Total income/(loss) from investment operations	0.43		5.84	(2.90)		3.11		1.49		(0.07)
Less distributions from:
Net investment income	(0.08)		(0.09)	—		(0.07)		(0.01)		(0.16)
Net realized gains	—		(0.31)	(0.51)		—		—		(0.42)
Return of capital	—		—	—		—		(0.04)		—
Total distributions	(0.08)		(0.40)	(0.51)		(0.07)		(0.05)		(0.58)
Redemption fees collected (2)	0.00		0.00	0.00		0.00		0.00		0.00
Net asset value, end of year/period	$18.43		$18.08	$12.64		$16.05		$13.01		$11.57
Total return (3,4)	2.40	% (10)	46.34%	(18.11)%		24.01%		12.88%		(0.31)%
Net assets, at end of year/period (000s)	$392,612		$329,530	$225,944		$246,564		$113,313		$101,418
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (6)	1.99	% (5, 9)	2.02%	2.73%		2.27%		3.13	% (5)	3.10	% (5)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (6)	1.56	% (5, 9)	1.54%	1.42%		1.49%		1.67	% (5)	1.67	% (5)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (6)	1.98	% (9)	2.02%	2.79	% (8)	2.34	% (8)	3.06%		2.98%
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (6)	1.55	% (9)	1.54%	1.48	% (8)	1.55	% (8)	1.55%		1.55%
Ratio of net investment income to average net assets (7)	0.91	% (9)	0.83%	0.57%		0.59%		0.31%		0.27%
Portfolio Turnover Rate	30	% (10)	36%	36%		34%		60%		70%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Represents the ratio of expenses to average net assets inclusive of the advisor’s recapture of waived/reimbursed fees from prior periods.

(9)	Annualized.

(10)	Not annualized.

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class N
	Six Months Ended		Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2020		December 31,	December 31,		December 31,		December 31,		December 31,
	(Unaudited)		2019	2018		2017		2016		2015
Net asset value, beginning of year/period	$17.97		$12.57	$16.01		$12.99		$11.56		$12.21
Income/(loss) from investment operations:
Net investment income/(loss) (1)	0.05		0.09	0.04		0.07		0.01		(0.01)
Net realized and unrealized gain/(loss) on investments	0.36		5.68	(2.97)		3.00		1.45		(0.09)
Total income/(loss) from investment operations	0.41		5.77	(2.93)		3.07		1.46		(0.10)
Less distributions from:
Net investment income	(0.04)		(0.06)	—		(0.05)		(0.01)		(0.13)
Net realized gains	—		(0.31)	(0.51)		—		—		(0.42)
Return of capital	—		—	—		—		(0.02)		—
Total distributions	(0.04)		(0.37)	(0.51)		(0.05)		(0.03)		(0.55)
Redemption fees collected	0.01		0.00 (2)	0.00	(2)	0.00	(2)	0.00	(2)	0.00	(2)
Net asset value, end of year/period	$18.35		$17.97	$12.57		$16.01		$12.99		$11.56
Total return (3,4)	2.35	% (10)	46.01%	(18.34)%		23.69%		12.66%		(0.58)%
Net assets, at end of year/period (000s)	$28,914		$30,155	$16,245		$32,819		$6,547		$6,890
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets including dividends from securities sold short and interest expense (6)	2.23	% (5, 9)	2.17%	2.97%		2.50%		3.38	% (5)	3.35	% (5)
Ratio of gross expenses to average net assets excluding dividends from securities sold short and interest expense (6)	1.81	% (5, 9)	1.79%	1.67%		1.72%		1.92	% (5)	1.92	% (5)
Ratio of net expenses to average net assets including dividends from securities sold short and interest expense (6)	2.22	% (9)	2.17%	3.02	% (8)	2.57	% (8)	3.31%		3.23%
Ratio of net expenses to average net assets excluding dividends from securities sold short and interest expense (6)	1.80	% (9)	1.79%	1.72	% (8)	1.80	% (8)	1.80%		1.80%
Ratio of net investment income/(loss) to average net assets (7)	0.56	% (9)	0.56%	0.25%		0.49%		(0.11)%		0.03%
Portfolio Turnover Rate	30	% (10)	36%	36%		34%		60%		70%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Represents less than $0.01 per share.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(6)	The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies or REITs in which the Fund invests.

(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Represents the ratio of expenses to average net assets inclusive of the advisor’s recapture of waived/reimbursed fees from prior periods.

(9)	Annualized.

(10)	Not annualized.

See accompanying notes to financial statements.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
June 30, 2020

1.	ORGANIZATION

Altegris/AACA Opportunistic Real Estate Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on January 9, 2014 and seeks to provide total return through long term capital appreciation and current income by investing in both long and short, in equity securities of real estate and real estate related companies.

The Fund offers Class A, Class I, and Class N shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase; however, may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class N shares are offered at their NAV without an initial sales charge and are subject to 12b-1. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to distribution fees, but have a higher minimum initial investment than Class A and Class N shares. All classes are subject to a 1.00% redemption fee on redemptions made with 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class of the Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Due to broker liabilities shown on the Statement of Assets and Liabilities are carried at cost and approximate fair value as of June 30, 2020. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Option contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the Underlying Funds.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2020

Open-end investment companies are valued at their respective NAVs as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities which are not traded on an exchange or for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available, the spread between bid and ask prices is substantial, the frequency of sales, the thinness of the market, the size of reported trades, and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2020

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of June 30, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments
Common Stock	$461,781,266	$—	$12,032,302	$473,813,568
Preferred Stock	659,692	—	—	659,692
Total Assets	$462,440,958	$—	$12,032,302	$474,473,260

Liabilities	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stock	$24,536,030	$—	$—	$24,536,030
Total Liabilities	$24,536,030	$—	$—	$24,536,030

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investment that is categorized within Level 3 of the fair value hierarchy as of June 30, 2020:

IQHQ
Beginning Balance	$12,047,559
Total realized gain/(loss)	—
Unrealized Appreciation/(Depreciation)	(15,257)
Cost of Purchases	—
Proceeds from Sales	—
Proceeds from Principal	—
Accrued Interest	—
Net transfers in/out of level 3	—
Ending Balance	$12,032,302

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2020

Significant unobservable valuation inputs for Level 3 investments as of June 30, 2020 are as follows:

					Impact to
					valuation from
	Fair Value at	Valuation		Unobservable	an increase in
Assets (at fair value)	June 30, 2020	Technique	Unobservable Inputs	Input Value	input*
IQHQ	$12,032,302	Accretion Model	Net Asset Value Average of Life Sciences Same Store Net Operating Income	$15.49	Increase
			Growth Rate	6.33%	Increase
			Cap Rate	4.94%	Increase

*	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed quarterly for the Fund. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2016 to December 31, 2018, or expected to be taken in the Fund’s December 31, 2019 year-end tax returns. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio, and any foreign jurisdiction where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2020

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, if the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities, the Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

The cost of purchases and the proceeds for the Fund from sales of investments, other than short-term investments, for the six months ended June 30, 2020 were as follows:

		Purchases Sold	Sales Sold
Purchases	Sales	Short	Short
$205,276,585	$129,947,649	$94,120,459	$76,217,731

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, liquidity and currency risks, the amount of which is not apparent from the financial statements.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund. The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the portfolio of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund may be exposed to market risk on derivative contracts if the Fund is not able to readily dispose of its holdings when they choose and also that the price obtained on disposal is below that at which the investment is included in its financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. Derivative instruments and exposure to market risk will be disclosed in the Fund’s Portfolio of Investments.

Liquidity Risk: Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result, the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

Currency Risk: The Fund may invest in financial instruments and enter into transactions that are denominated in currencies other than its functional currency. Consequently, the Fund is exposed to the risk that the exchange rate of the Fund’s currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of the Fund’s assets or liabilities denominated in currencies other than the USD.

Counterparty Risk: Counterparty risk is the risk that the Fund’s counterparties might default on their obligation to pay or perform generally on their obligations.

Exchange Traded Funds (“ETFs”) – The Fund may invest in ETFs. ETFs are typically a type of index or actively traded fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively traded or represent a fixed portfolio of securities. The Fund may purchase ETFs to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2020

Short Sales – A short sale is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund may enter into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless. In addition, in the event that the price of the security, in connection with which an option was purchased, moves in a direction favorable, the benefits realized as a result of such movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. For the six months ended June 30, 2020, the Fund had realized gains on options written subject to equity risk of $70,312. For the six months ended June 30, 2020, the Fund had realized losses on options purchased subject to equity risk of $561. The Fund did not hold options as of June 30, 2020.

The Fund may enter into foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strategy. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forwards currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the foreign currency exchange contract is opened and the date the forward currency exchange contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward currency exchange contract is opened and the date the forward currency exchange contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The Fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract.

As of June 30, 2020, the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2020

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Altegris Advisors, LLC, serves as the Fund’s investment advisor (“the Advisor”). Pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Fund, the Advisor, subject to the oversight of the Board, and in conformity with the stated policies of the Fund, manages the portfolio investment operations of the Fund. The Advisor has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio, which is subject to review and approval by the Board. In general, the Advisor’s duties include setting the Fund’s overall investment strategies and asset allocation as well as hiring and supervising sub-advisors. The Advisor allocates portions of the Fund’s portfolio to be managed by American Assets Capital Advisors, LLC (“AACA”) as sub-advisor.

As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on its average daily net assets at an annual rate of 1.30%. Pursuant to the investment advisory agreement, the Advisor earned $2,510,990 for the six months ended June 30, 2020.

The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments with other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expenses on securities sold short), taxes, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses (which may include indemnification of officers and Trustees, and contractual indemnification of fund service providers (other than the Advisor)) will not exceed certain percentages with respect to the Fund (the “Expense Limitations”). Pursuant to the Expense Limitations, the Fund’s Operating Expenses will not exceed 1.80%, 1.55%, and 1.80% through December 31, 2020 of the daily average net assets attributable to each of the Class A, Class I, and Class N shares, respectively. For the six months ended June 30, 2020, the Advisor waived $28,223 of advisory fees.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) for Class A and Class N shares, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to each of Class A and Class N. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the six months ended June 30, 2020, pursuant to the Plan, Class A and Class N shares paid the amounts of $21,611, and $35,706, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class I, and Class N shares. During the six months ended June 30, 2020, for Class A shares, the Distributor received $15,059 in underwriting commissions for sales of the Fund, of which $2,126 were retained by the principal underwriter for the Fund.

The Fund is part of the Altegris mutual fund family (“the Family”). In addition to the Fund, the Family is also comprised of Altegris Futures Evolution Strategy Fund. The Family shares the minimum annual fees for certain service providers based on a percentage of the average net assets of each fund.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Trust.

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2020

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his/her shares after holding them for fewer than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the six months ended June 30, 2020, Class A, Class I, and Class N assessed redemption fees in the following amounts:

Class A	$1,355
Class I	15,951
Class N	9,856

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

			Net Unrealized
Cost for Federal	Unrealized	Unrealized	Appreciation/
Tax Purposes	Appreciation	Depreciation	(Depreciation)
$369,420,961	$99,589,162	$(19,072,893)	$80,516,269

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended December 31, 2019 and December 31, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2019	December 31, 2018
Ordinary Income	$2,809,222	$6,281,448
Long-Term Capital Gain	5328,617	4,441,597
Return of Capital	—	—
	$8,137,839	$10,723,045

Altegris/AACA Opportunistic Real Estate Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
June 30, 2020

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Eamings/(Deficits)
$265,056	$5,018,203	$—	$—	$(7,307)	$86,409,664	$91,685,616

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on straddles, and adjustments for partnerships and constructive sales of securities held short.

Permanent book and tax differences, primarily attributable to the adjustment for equalization credits, resulted in reclassifications for the Fund for the fiscal year ended December 31, 2019 as follows:

Paid In	Accumulated
Capital	Earnings/(Losses)
$1,580,062	$(1,580,062)

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Altegris/AACA Opportunistic Real Estate Fund
EXPENSE EXAMPLES (Unaudited)
June 30, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges, and redemption fees; (2) ongoing costs, including management fees; expenses due to securities sold short; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning January 1, 2020 and ended June 30, 2020.

Actual Expenses

The “Actual Expenses” table provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not equal to the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account	Ending Account	Expenses Paid During
Actual	Annualized	Value	Value	Period *
Expenses	Expense Ratio	1/1/2020	6/30/2020	1/1/2020 - 6/30/2020
Class A	2.21%	$1,000.00	$1,023.20	$11.12
Class I	1.98%	$1,000.00	$1,024.00	$9.96
Class N	2.22%	$1,000.00	$1,023.50	$11.17

		Beginning Account	Ending Account	Expenses Paid During
Hypothetical	Annualized	Value	Value	Period *
(5% return before expenses)	Expense Ratio	1/1/2020	6/30/2020	1/1/2020 - 6/30/2020
Class A	2.21%	$1,000.00	$1,013.87	$11.07
Class I	1.98%	$1,000.00	$1,015.02	$9.92
Class N	2.22%	$1,000.00	$1,013.82	$11.12

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2020

Adviser – Altegris Advisors, LLC (Adviser to Altegris/AACA Opportunistic Real Estate Income Fund (“Altegris Opportunistic”) and Altegris Futures Evolution Strategy Fund (“Altegris Futures Evolution”))

In connection with the regular meeting held on June 4-5, 2020 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Adviser”) and the Trust, with respect to the Altegris Opportunistic and Altegris Futures Evolution, (collectively referred to as the “Altegris Funds”) In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services.

The Trustees noted that Altegris was founded in 2002 and managed approximately $2 billion in assets while focusing on identifying, evaluating, and selecting alternative investment strategies and managers and offering these strategies to financial professionals and individuals seeking diversified portfolios. The Trustees reviewed the background information on the adviser’s key personnel, taking into consideration their education and financial industry experience, especially with alternative investment strategies. The Trustees considered that Altegris’ investment process relied on a rigorous methodology for sourcing, evaluating, qualifying and selecting effective alternative managers. The Trustees commented that Altegris implemented a comprehensive risk mitigation process that provided oversight of each portfolio manager, ensuring that each Fund’s portfolio was constructed in accordance with the respective Fund’s investment mandate. The Trustees noted that Altegris had a robust operation with dedicated professionals providing research, compliance, operations, legal and sub-adviser oversight. After further discussion, the Trustees agreed that Altegris had the resources necessary to continue to provide quality service to the Funds for the benefit of shareholders.

Performance.

Altegris Opportunistic. The Trustees discussed the Fund’s investment objective and strategy. The Trustees noted that the Fund outperformed its peer group, Morningstar category, and benchmark average over the one-year, three-year, five-year and since inception periods. The Trustees further noted that the Fund had a five-star Morningstar rating and strong Sharpe and Sortino metrics over all time periods, indicating that the Fund returned superior risk-adjusted returns. After further discussion, the Trustees agreed that the Fund’s performance was strong.

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2020

       Altegris Futures Evolution. The Trustees discussed the Fund’s investment objective and strategy. The Trustees noted that the Fund outperformed its peer group, Morningstar category, and benchmark average since inception period. They further noted that the Fund underperformed all three comparable metrics for the one-year, three-year, and five-year periods. The Trustees discussed the Adviser’s rationale for the Fund’s relative underperformance being caused in-part by the unprecedented market volatility, which resulted from the Coronavirus pandemic. The Trustees reasoned that Altegris continued to provide shareholders with satisfactory long-term performance.

Fees and Expenses.

Altegris Opportunistic. The Trustees noted that Altegris’ advisory fee of 1.30% was higher than the Fund’s Morningstar category median and average as well as higher than its peer group median and average. They acknowledged that the fee was the highest among the peer group and the Morningstar. The Trustees discussed the Fund’s net expense ratio. They noted that it was higher than the Morningstar category and peer group median and average respectively. The Trustees observed that the Fund appeared to be the only fund in its peer group and Morningstar category that employed a shorting strategy, which allowed investors to benefit from both short term and long-term gains. After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Altegris Futures Evolution. The Trustees noted that Altegris’ maximum advisory fee of 1.50% with respect to the Fund was higher than the Fund’s Morningstar category median and average and slightly higher than its peer group median and average. They discussed that the advisory fee was within the range of both comparable metrics. The Trustees discussed the Fund’s net expense ratio and noted that it was slightly higher than its peer group median and average and higher than its Morningstar category median and average but well within range of both comparable metrics. After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale.

Altegris Opportunistic. The Trustees considered whether economies of scale had been realized in connection with Altegris’ advisory services. They noted that the adviser was incurring a fee waiver with respect Altegris Opportunistic due to the expense limitation agreement. The Trustees further noted that the adviser indicated it would be willing to discuss breakpoints for Altegris Opportunistic once the Fund’s assets reached higher asset levels. They considered the impact of the sub-advisory fee on the ability of Altegris to realize economies of scale, and that the sub-advisory fee did not include breakpoints. The Trustees concluded that at this time the absence of breakpoints was reasonable and agreed to consider implementing breakpoints as the Fund’s assets increased.

Altegris Futures Evolution. The Trustees considered whether economies of scale had been realized in connection with Altegris’ advisory services. They noted that the advisory fee for Altegris Futures Evolution included breakpoints that result in lower fees beginning at $1 billion in Fund assets. They considered the impact of the sub-advisory fee on the ability of Altegris to realize economies of scale, and that the sub-advisory fee did include breakpoints. The Trustees discussed the impact of the sub-adviser fee paid by Altegris and its breakpoints, noting the variation between the breakpoint schedules. The Trustees concluded that the breakpoints remained appropriate.

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2020

       Profitability.

The Trustees reviewed the profitability analysis provided by Altegris and noted that Altegris realized a profit with respect to each Fund over the period. They discussed the advisory fees relative to the sub-advisory fees of each Fund, as applicable, the allocation of responsibilities among the adviser and the sub-advisers, and the reasonableness of the fees and profits based on those allocations. They noted that adviser’s stated profits appeared reasonable in terms of actual dollars and as a percentage of revenue. They considered the adviser’s assertion that it had devoted significant resources and personnel to manage the Funds and supervise the sub-advisers, and concluded that, with respect to each Fund, excessive profitability was not a concern at this time.

Conclusion.

Having requested and received such information from Altegris as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the advisory agreement was in the best interests of each Altegris Fund and the shareholders of each Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2020

American Assets Capital Advisers, LLC – Sub-Adviser to Altegris/AACA Opportunistic Real Estate Fund

In connection with the regular meeting held on June 4-5, 2020 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris and American Assets Capital Advisers, LLC (“AACA”), with respect to the Altegris/AACA Opportunistic Real Estate Fund (the “Fund’). In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent & Quality of Services.

The Trustees noted that AACA was founded in 2014 and currently managed approximately $533 million in assets. They further noted that AACA specialized in creating and managing strategies consisting of global real estate securities including REITs, real estate operating companies, lodging and gaming, housing, land development, real estate services, and finance for investors through separately managed accounts and mutual funds. The Trustees reviewed the background information on the sub-adviser’s key personnel, taking into consideration their education and financial industry experience. The Trustees considered that the sub-adviser had proactively identified and implemented various strategies such as hedging, asset allocation, and sector rotation as methods of reducing real estate market volatility. They considered the sub-adviser’s broker-dealer selection process and noted that the sub-adviser selected broker-dealers based on several attributes including trade execution quality, electronic interface, research, and commission structure. The Trustees considered the adviser’s recommendation that the sub-adviser be retained, and they concluded that AACA had provided, and should continue to provide, quality service to the Fund and its shareholders.

Performance.

The Trustees discussed the Fund’s investment objective and strategy. The Trustees noted that the Fund outperformed its peer group, Morningstar category, and benchmark average over the one-year, three-year, five-year and since inception periods. The Trustees further noted that the Fund had a five-star Morningstar rating and strong Sharpe and Sortino metrics over all time periods, indicating that the Fund returned superior risk-adjusted returns. After further discussion, the Trustees agreed that the Fund’s performance was strong.

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2020

Fees and Expenses.

The Trustees discussed the sub-advisory fee and the responsibilities of the sub-adviser compared to the adviser. The Trustees noted that the sub-advisory fee, which was paid by the adviser and not the Fund, was competitive compared to the fee the sub-adviser generally charged to its separate account clients. The Trustees concluded that the sub-advisory fee was not unreasonable.

Economies of Scale.

The Trustees considered whether the sub-adviser had realized economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Profitability.

The Trustees reviewed the profitability analysis provided by AACA and noted that the sub-adviser realized a profit over the period in connection with its relationship with the Fund. They considered the soft dollar benefits to the sub-adviser. The Trustees considered the amount of resources that AACA devoted to the Fund and other factors and agreed that the profits were not excessive.

Conclusion.

Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the sub-advisory agreement was in the best interests of the shareholders.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris/AACA Opportunistic Real Estate Fund
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended June 30, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund’s use to determine how to vote proxies is available without charge, upon request, by calling 1-888-524-9441 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR	ADMINISTRATOR
Altegris Advisors, L.L.C	Gemini Fund Services, LLC
1200 Prospect Street, Suite 400	4221 North 203rd St., Suite 100
La Jolla, CA 92037	Elkhorn, NE 68022

Altegris/AACA Opportunistic Real Estate Fund

SUB-ADVISOR

American Assets Capital Advisers, LLC

11455 El Camino Realm Suite 140

San Diego, CA 92130

altegris

TRUSTED ALTERNATIVES.
INTELLIGENT INVESTING.

www.altegris.com/mutualfunds

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable

Item 4. Principal Accountant Fees and Services. Not applicable

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 9/4/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 9/4/20

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Treasurer/Principal Financial Officer

Date 9/4/20